Exhibit 99.1

TIVIC™

The future of medicine is electronic.

NASDAQ
TIVC

INVESTOR PRESENTATION
2022 OCTOBER

cnet RACHAEL FAST COMPANY NEW YORK POST CBS THIS MORNING INNOVATION NATION The Weather Channel

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation may be forward-looking statements. Statements regarding our future results of operations and financial position, economic performance, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, acquisition strategies, investments, and future capital expenditures are all forward looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "should," "expect," "believe," "anticipate," "intend," "could," "estimate," "target," "project," "might," "plan," "predict" or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. We caution you that any such forward-looking statements are not guarantees of future performance, and are subject to risks, assumptions and uncertainties that are difficult to predict and beyond our ability and control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Any differences could be caused by a number of factors, including but not limited to: our anticipated needs for working capital; our ability to secure additional financing; regulatory or legal developments in the United States and other countries; our expectation regarding timing, costs, conduct and development of our product candidates; supply chain constraints; our efforts to expand our products and business; and Tivic is not able to complete the contemplated Reliefband acquisition, and even if the transaction gets completed, that the expected benefits of the transaction are not achieved. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date made, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to place undue reliance upon these statements.

Unless otherwise indicated, information contained in this presentation concerning our industry, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which we operate, and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy our securities.

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T H E B I G I D E A The body is an electrochemical system. Bioelectronic medicine restores health by tuning body’s electrical signals. Bioelectronic medicine has the “potential to become a pillar of medical treatment.” Bioelectronics ‘jump-start the next wave of device therapeutics. October 2019 3

BIOELECTRONICS TRAJECTORY

Moving from Implants to Non-invasive

IMPLANTS → NON-INVASIVE

Medtronic · Boston Scientific — **1960s** Pacemakers

Abbott · nevro — **1990s** Deep Brain, Spinal Cord

Inspire (Sleep Apnea Innovation) — **2010s** Sleep Apnea

TIVIC — **2020s** Non-Invasive Bioelectronics

- Bioelectronics historically required implanted technology.
- Tivic Health has delivered ways to **tune neural signals** *non-invasively.*
- Lower risk, shorter development time, broader applicability

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C L E A R S C O N G E S T I O N , S T O P S P A I N 99 $ 169 • Pulsed current flows from tip through sinuses MSRP • 5 minutes, 2x per day Sinus Relief R&D PRODUCT PIPELINE T I V I C H E A L T H . C O M 5 NASDAQ: TIVC

HANDHELD PLATFORM FOR

Non-invasive Peripheral Nerve Stimulation



Proprietary Algorithms



Programmable Parameters



Patented Form Factor

Peripheral nerve stimulation market forecast to grow at **35%** CAGR.

~ IDTechEx. Bioelectronic Medicine 2019-2029.

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F R O M I P O N O V E M B E R 2 0 2 1 2022: A Year of Upwards Momentum Post-operative Pain • Clinical program in progress Migraine • Commercial evaluation complete • Clinical program in development M&A / Licensing • Reliefband acquisition agreement signed T I V I C H E A L T H . C O M 7 NASDAQ: TIVC Q 2 . 2 0 2 2 v s . Q 2 . 2 0 2 1 Increase Revenue Increase Margin Build the Pipeline

Expanding Our On October 7, 2022, Tivic entered a definitive agreement for the purchase of the Reliefband product line for the treatment of nausea and retching. Product Offerings 99 99 99 99 $ $ $ $ 279 239 139 99 MSRP MSRP MSRP MSRP Similar version sold Rx as Reletex P R O D U C T L I N E T I V I C H E A L T H . C O M 8 NASDAQ: TIVC

F O U N D A T I O N S Both Rooted in Strong Foundations Sinus Pain, Pressure, Congestion Nausea and Vomiting Products in Market 1 OTC 4 OTC & 1 Rx FDA & CE Mark Indications 3 7 Issued Patents 5 5 Patents Pending 18 1 Registered Trademarks 9 13 Peer-Reviewed Publications 2 40 Reimbursed - YES T I V I C H E A L T H . C O M 9 NASDAQ: TIVC

T R I E D & T R U E A P P R O A C H Parallel and Complementary Sales Channels direct-to-consumer . . company website . . . . . . .com . . . . T I V I C H E A L T H . C O M 10 NASDAQ: TIVC

BASED ON NEUROMODULATION SCIENCE

Similar Mechanisms of Action


ClearUP

Trigeminal nerve mediates pain relief

Sympathetic nerve induces vasoconstriction

Median nerve disrupts nausea signals in brain stem

Vagus nerve restores normal gastric functioning and prevents vomiting



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T I V I C H E A L T H . C O M T I V I C H E A L T H . C O M 12 NASDAQ: TNIASVDC AQ: TIVC

T I V I C H E A L T H . C O M 13 NASDAQ: TIVC

C L E A R U P & R E L I E F B A N D * unaudited Sales Revenue History $10.0 $20.0 $9.0 $18.0 $8.0 $16.0 14.3 $ 11.1B $7.0 $14.0 US Segment Over-the-counter $6.0 $12.0 Sinus Care $ $5.0 $10.0 2.4B US Segment 7.5 $4.0 $8.0 Over-the-counter Nausea Care $3.0 $6.0 4.3 $2.0 $4.0 1.3 2.5 1.8 1.8 0.9 $1.0 $2.0 0.4 - - - $- $- 2016* 2017* 2018* 2019 2020 2021 2022 2016* 2017* 2018* 2019* 2020 2021 2022 T I V I C H E A L T H . C O M 14 NASDAQ: TIVC Millions Millions

MARKET DEVELOPMENT

Structured Approach to Growth

2016 – 2019	2020 – 2021	2022	2023	2024 – 2026
☑ Product development ☑ FDA clearance ☑ Market introduction	☑ Build credibility	☑ Harden and grow ecommerce	☐ Reliefband integration ☐ Healthcare practitioner (HCP) engagement	☐ New indications ☐ New product platforms ☐ Staged international market entries

FDA



74% Target customers expect to purchase online





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F I N A N C I A L S Tivic Operations Results Twelve Months Six Months High growth momentum in Ended December 31 Ended June 30 revenue FY 2021 FY 2020 Interim 2022 Interim 2021 (in thousands) • 36% YOY revenue growth in FY 2021 Revenues $ 1,166 $ 860 $ 956 $ 591 • 62% YOY revenue growth in Q2 2022 Gross Profit (Loss) (129) (225) 196 (11) Increasing revenue while lowering cost of goods sold Operating Profit (Loss) (5,632) (3,204) (5,258) (2,112) • Significantly invested in DTC channels, improved ASP TTM Income Twelve Months Interim 1.7 • Exited low margin reseller channels 1.2 2020 – 2022 2020 – 2021 2021 – 2022 • Rolled out manufacturing and (in millions) 1.5 6 months end June 30 (in millions) 0.96 (in millions) distribution optimization program 0.86 1.3 and reduced cost of product (this efficiency was reduced by global 1.1 0.59 supply chain constraints in 2021/2022) 0.9 • Achieved positive gross profit in Q1 2022 0.7 0.5 Q1.20 Q2.22 FY 2020 FY 2021 1H 2021 1H 2022 T I V I C H E A L T H . C O M 16 NASDAQ: TIVC

F I N A N C I A L S Tivic Financial Position (in thousands) June 30, 2022 Cash and Cash Equivalents $ 9,049 Total Assets 11,026 Total Liabilities 2,839 Total Stockholders’ Equity $ 11,026 • Simple balance sheet • No debt T I V I C H E A L T H . C O M 17 NASDAQ: TIVC

F I N A N C I A L S Cap Table October 5, 2022 Common Stock 9,679,295 Options (WAEP: $2.00) 1,268,850 Warrants (WAEP: $4.34) 272,680 Fully Diluted Shares 11,220,825 • Single class of shares T I V I C H E A L T H . C O M 18 NASDAQ: TIVC

LEADERSHIP TEAM

Experienced, Execution-oriented Leadership

Jennifer Ernst
Chief Executive Officer, MBA

Founded and built Tivic Health from founding to IPO in 5 years. Took prior company (Thin Film Electronics) from 8-person R&D team to $480MM market cap in < 5 years, as CEO of US subsidiary.

Top 25 Women in Consumer Healthtech 2021

Inc. Female 100 Founders 2021

Veronica Cai
Chief Financial Officer, CPA

25 years broad-based public and private company finance and accounting leadership for high-growth medical and life science companies.

Blake Gurfein
Chief Scientific Officer, Ph.D.

Neuroscientist, Asst. Prof. of Medicine, UCSF. Pfizer, EMD Serono. Named to 40 under 40, Silicon Valley Business Journal. Four prior neuromodulation products.

Ryan Sabia
Chief Operations Officer

Global sales, marketing, and operations for omnichannel and ecommerce growth companies. Background in both health and consumer products.

Sanjay Ahuja
SVP, Quality & Regulatory Affairs

Regulatory affairs, and quality systems for medical devices, diagnostic systems, biologics, evidence-based pharma, and combination products.

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HIGHLIGHTS

Investor Summary

TIVIC™

- **FDA-cleared** products in high-growth sector.
- **Large available markets** - $13.5B combined US markets.
- Established **Tier 1 channels** growing.

- **Regulatory clearances** for both US and international sales.
- **Robust IP portfolio**, recently issued patents.
- **Clinical validation** with leading institutions, peer-reviewed publications.

- Extensible platforms with **multiple product opportunities**.
- **Growth strategy** built for 21st century.
- **Experienced leadership**, with public company growth experience.

Jennifer Ernst
CEO, Tivic Health
ir@tivichealth.com

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Jennifer Ernst CEO, Tivic Health i r @ t i v i c h e a l t h . c o m T I V I C H E A L T H . C O M NASDAQ: TIVC

APPENDIX

SIMILAR MECHANISMS OF ACTION



1. Maul, Ximena A., et al. "Microcurrent technology for rapid relief of sinus pain: a randomized, placebo-controlled, double-blinded clinical trial." International forum of allergy & rhinology. Vol. 9. No. 4. 2019.

2. Mandel, Yossi, et al. "Vasoconstriction by electrical stimulation: new approach to control of non-compressible hemorrhage." Scientific reports 3.1 (2013): 1-7.

3. Franco, O.S., et al. "Effects of different frequencies of transcutaneous electrical nerve stimulation on venous vascular reactivity." Brazilian Journal of Medical and Biological Research 47.5 (2014): 411-418.

4. Malm, L. "Stimulation of sympathetic nerve fibres to the nose in cats." Acta otolaryngologica 75.2-6 (1973); 519-526.

5. Fischer, Laurent, et al. "Adrenergic and non-adrenergic vasoconstrictor mechanisms in the human nasal mucosa." Rhinology 31.1 (1993): 11-15.

1. Guo ZL, Malik S. Acupuncture activates a direct pathway from the nucleus tractus solitarii to the rostral ventrolateral medulla. Brain Res. 2019 Apr 1;1708:69-77. doi: 10.1016/j.brainres.2018.12.009.

2. Malik, S., Samaniego, T., & Guo, Z. L. (2019). Adenosine receptor A2a, but not A1 in the rVLM participates along with opioids in acupuncture-mediated inhibition of excitatory cardiovascular reflexes. *Frontiers in Neuroscience*, 1049.

3. Zhang, C., Vincelette, L. K., Reimann, F., & Liberles, S. D. (2022). A brainstem circuit for nausea suppression. Cell reports, 39(11), 110953.

4. Napadow V, Sheehan JD, Kim J, et al. The Brain Circuitry Underlying the Temporal Evolution of Nausea in Humans. Cereb Cortex 2013; 23: 806-13.



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